Exhibit 99.01
Immersion Corporation Reports Fourth Quarter and Full Year
2018 Results
SAN JOSE, Calif., February 26, 2019 -- Immersion Corporation (NASDAQ: IMMR), the leading developer and licensor of touch feedback technology, today reported financial results for the fourth quarter and year ended December 31, 2018.
Effective January 1, 2018, the company adopted a new revenue recognition standard ("ASC 606"), which impacted the company’s recognition of revenue from certain of its fixed-fee and per-unit license agreements.  The company adopted ASC 606 using the modified retrospective method, which means that the total amount of revenue reported for the fourth quarter and fiscal year ended December 31, 2017 have not been restated in the current financial statements.  In the interest of comparability during the transition year to ASC 606, the company has provided fourth quarter and fiscal year 2018 revenue, net income (loss) and earnings (loss) per share information in accordance with both ASC 606 and revenue recognition rules in effect prior to the adoption of ASC 606 (“ASC 605”).
Results for the quarter ended December 31, 2018
Total revenues for the fourth quarter of 2018 were $10.9 million. Royalty and license revenues for the fourth quarter of 2018 were $10.8 million.
Net loss for the fourth quarter of 2018 was $(3.1) million, or $(0.10) per diluted share.
Non-GAAP net loss for the fourth quarter of 2018 was $(678) thousand, or $(0.02) per share. (See attached table for a reconciliation of GAAP to non-GAAP financial measures.)
Results for the year ended December 31, 2018
Revenues for 2018 were $111.0 million. Royalty and license revenues for 2018 totaled $110.6 million.
Net income for 2018 was $54.3 million, or $1.73 per diluted share.
Non-GAAP net income for 2018 was $63.2 million, or $2.01 per diluted share. (See attached table for a reconciliation of GAAP to non-GAAP financial measures.)
As of December 31, 2018, Immersion’s cash, cash equivalents and short-term investments were $124.9 million, compared to $46.5 million as of December 31, 2017.
Management Commentary and Business Outlook
“I am thrilled to be leading Immersion at this pivotal time for the company. I have been extremely impressed with the talent, innovative haptic solutions, product roadmap, and strength and depth of the foundational intellectual property portfolio,” said Ramzi Haidamus, Chief Executive Officer of Immersion. “We see a tremendous opportunity for Immersion to capitalize on these assets and lead the widespread adoption of touch feedback and related technologies in a much broader array of products and markets. We will work diligently to refine our strategic approach to prioritize and capitalize on the market growth in front of us while paving a path towards sustainable profitability. Over the next few quarters, we have modest expectations for our revenue as we build a more robust and valuable business for the future.”

“We are pleased with the financial results that Immersion achieved in 2018, which demonstrate the value proposition that we bring to our customers and the market amidst the expanding adoption of haptics, as well as the shareholder value that can be generated through our business model,” said Nancy Erba, Chief Financial Officer of Immersion. “Our revenue outlook for 2019 is anticipated to be in the range of $24 million to $30 million, predominantly consisting of per unit royalties. This range reflects our expectations regarding the timing and structure of new customer agreements, and the related revenue treatment under ASC 606. We expect 2019 non-GAAP net loss to be between ($19) million and ($28) million.”
Recent Business Highlights

•
Signed a license agreement with Dongwoon Anatech Co Ltd. (Dongwoon) to make Immersion haptic patent licenses available to mobile phone and wearable OEMs through Dongwoon. Under the agreement, mobile phone and wearable OEMs that acquire certain Dongwoon haptic driver ICs will have seamless access to Immersion’s 25 years of haptic experience and portfolio.

•
Filed a patent infringement lawsuit on February 25, 2019 against Samsung Electronics GmbH in Mannheim District Court in Germany alleging that certain Samsung touchscreen phones infringe our newly issued German Patent 602008058897.1 (EP Patent 2463752), a counterpart of U.S. Patent No. 8,619,051, “Haptic Feedback System with Stored Effects,” which patent is being asserted against Samsung Electronics America, Inc. and Samsung Electronics Co., Ltd. and was previously asserted against Apple.

•
Announced the addition of 500 patents in the past eight months demonstrating the commitment to continuous innovation, and the achievement of a milestone highlighting the growing impact of haptics with 3,500 haptics patents issued or pending worldwide.

•
Signed a license agreement with Seoyon, a leading international supplier of automotive systems and products, providing access to Immersion’s patented haptic technology for use in Seoyon’s in-vehicle touch button panels, touch pads, and rotary switches.

•
Entered into a multi-year agreement with Google under which the companies will explore opportunities to collaborate on incorporating haptics in Google’s next-generation hardware products. The agreement also provides Google with a license to Immersion’s patent portfolio for Google’s Pixel line of phones and other Google hardware.

Conference Call Information
Immersion will host a conference call with company management on Tuesday, February 26, 2019 at 2:00 p.m. Pacific time (5:00 p.m. Eastern time) to discuss financial results for the fourth quarter and fiscal year ended December 31, 2018. To participate on the live call, analysts and investors should dial +1 877‐260‐1479 (conference ID: 2589877) at least ten minutes prior to the start of the call. A live and archived webcast of the conference call will also be available for 90 days within the investor relations section of Immersion’s corporate Web site at www.immersion.com.
About Immersion
Immersion Corporation (NASDAQ:IMMR) is the leading innovator of touch feedback technology, also known as haptics. The company provides technology solutions for creating immersive and realistic experiences that enhance digital interactions by engaging users’ sense of touch. With more than 3,500 issued or pending patents, Immersion's technology has been adopted in more than 3 billion digital devices, and provides haptics in mobile, automotive, advertising, gaming, medical and consumer electronics products. Immersion is headquartered in San Jose, California with offices worldwide. Learn more at www.immersion.com.
Use of Non-GAAP Financial Measures
Immersion reports all financial information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Immersion discloses this non-GAAP information, such as Non-GAAP net income (loss) and Non-GAAP net income (loss) per share, because it is useful in understanding the company’s performance as it excludes certain non-cash expenses like stock-based compensation expense and other special charges, such as deferred tax assets valuation allowance and restructuring costs, that many investors feel may obscure the company’s true operating performance. Likewise, management uses these non-GAAP financial measures to manage and assess the profitability of its business. Investors are encouraged to review the related GAAP financial measures.
Forward-looking Statements
This press release contains “forward-looking statements” that involve risks and uncertainties as well as assumptions that, if they never materialize or prove incorrect, could cause the results of Immersion Corporation and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements.
All statements, other than the statements of historical fact, are statements that may be deemed forward-looking statements, including, but not limited to, the company being uniquely positioned to continue to innovate and lead in haptic technology, prioritizing and capitalizing on the market growth in front of us which paving a path toward sustainable profitability, demonstrating the value proposition that we bring to our customers and the market amidst the expanding adoption of haptics, as well as the shareholder value that can be generated through our business model, our revenue outlook for 2019 anticipated to be in the range of $24 to $30 million, predominantly consisting of per unit royalties, reflecting our expectations regarding the timing and structure of new customer agreements and related revenue treatment, and our expectation that non-GAAP net loss will be between ($19) and ($28) million for 2019. Immersion’s actual results might differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with Immersion’s business, which include, but are not limited to, potential and actual claims and proceedings, including litigation involving Immersion’s intellectual property; the impact of litigation developments on existing and potential customers; delay in or failure to achieve commercial demand for Immersion’s or its licensees’ products; the impact of new accounting standards that will affect key items such as revenue recognition and sales commissions; unexpected difficulties in monetizing the patent portfolio; the commercial success of applications or devices into which Immersion’s technology is licensed; the continued popularity of mobile games and wearables; potentially lengthy sales cycles and design processes; unanticipated difficulties and challenges encountered in development efforts; unexpected costs; the fact that certain target markets are still relatively nascent; risks associated with doing business internationally; litigation costs in any current or future litigation; failure to retain key personnel; ability to retain personnel; competition; the inherently uncertain nature of litigation which makes future outcomes and timing difficult to predict; the impact of global economic conditions and foreign currency exchange rates and other factors. Many of these risks and uncertainties are beyond the control of Immersion.
For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in Immersion’s Annual Report on Form 10-K for 2017 and its most recent Quarterly Report on Form 10-Q which are on file with the U.S. Securities and Exchange Commission. The forward-looking statements in this press release reflect Immersion’s beliefs and predictions as of the date of this release. Immersion disclaims any obligation to update these forward-looking statements as a result of financial, business, or any other developments occurring after the date of this release.
Immersion, the Immersion logo and TouchSense are trademarks or registered trademarks of Immersion Corporation in the United States and other countries. All other trademarks are the property of their respective owners.
The use of the word “partner” or “partnership” in this press release does not mean a legal partner or legal partnership.
(IMMR - C)
###

Immersion Corporation
Condensed Consolidated Balance Sheets
(In thousands)

	December 31
	2018	2017
	(1)	(1)
ASSETS
Cash and cash equivalents	$110,988	$24,622
Short-term investments	13,930	21,916
Accounts and other receivables	1,051	806
Prepaid expenses and other current assets	9,856	736
Total current assets	135,825	48,080
Property and equipment, net	2,343	3,150
Deferred income tax assets	295	401
Other assets	7,532	344
TOTAL ASSETS	$145,995	$51,975
LIABILITIES
Accounts payable	$3,612	$6,647
Accrued compensation	3,948	4,133
Other current liabilities	3,194	3,896
Deferred revenue	4,591	4,424
Total current liabilities	15,345	19,100
Long-term deferred revenue	30,203	22,303
Other long-term liabilities	787	915
TOTAL LIABILITIES	46,335	42,318
STOCKHOLDERS’ EQUITY	99,660	9,657
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$145,995	$51,975
 (1) Derived from Immersion’s annual audited consolidated financial statements.

Immersion Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
	(1)	(1)	(2)	(2)
Revenues:
Royalty and license	$10,768	$6,662	$110,557	$34,089
Development, services, and other	99	234	422	924
Total revenues	10,867	6,896	110,979	35,013
Costs and expenses:
Cost of revenues	28	39	218	197
Sales and marketing	1,664	3,374	6,118	13,516
Research and development	2,575	2,621	9,727	11,759
General and administrative	10,146	11,458	41,815	53,343
Restructuring Costs	—	1,620	—	1,620
Total costs and expenses	14,413	19,112	57,878	80,435
Operating income (loss)	(3,546)	(12,216)	53,101	(45,422)
Interest and other income	483	107	1,634	611
Income (loss) before provision for income taxes	(3,063)	(12,109)	54,735	(44,811)
Provision for income taxes	(79)	(185)	(392)	(480)
Net income (loss)	$(3,142)	$(12,294)	$54,343	$(45,291)
Basic net income (loss) per share	$(0.10)	$(0.42)	$1.78	$(1.55)
Shares used in calculating basic net income (loss) per share	30,814	29,250	30,459	29,179
Diluted net income (loss) per share	$(0.10)	$(0.42)	$1.73	$(1.55)
Shares used in calculating diluted net income (loss) per share	30,814	29,250	31,407	29,179
(1): Unaudited quarterly financial data
(2): Derived from Immersion’s annual audited consolidated financial statements

Immersion Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2018			2017
	As Reported (ASC 606)	Adjustments*	ASC 605 *	As Reported (ASC 605)
	(1)	(1)	(1)	(1)
Revenues:
Fixed fee license revenue	$1,618	$2,315	$3,933	$1,419
Per-unit royalty revenue	9,150	(4,208)	4,942	5,243
Total royalty and license revenue	10,768	(1,893)	8,875	6,662
Development, services, and other	99	—	99	234
Total revenues	10,867	(1,893)	8,974	6,896
Total costs and operating expenses	14,413	—	14,413	19,112
Operating loss	(3,546)	(1,893)	(5,439)	(12,216)
Interest and other income	483	—	483	107
Loss before provision for income taxes	(3,063)	(1,893)	(4,956)	(12,109)
Provisions for income taxes	(79)	—	(79)	(185)
Net loss	$(3,142)	$(1,893)	$(5,035)	$(12,294)
Basic net loss per share	$(0.1)	$(0.06)	$(0.16)	$(0.42)
Diluted net loss per share	$(0.1)	$(0.06)	$(0.16)	$(0.42)

	Year Ended December 31,
	2018			2017
	As Reported (ASC 606)	Adjustments*	ASC 605 *	As Reported (ASC 605)
	(2)	(2)	(2)	(2)
Revenues:
Fixed fee license revenue	$83,573	$(68,094)	$15,479	$12,575
Per-unit royalty revenue	26,984	(8,482)	18,502	21,514
Total royalty and license revenue	110,557	(76,576)	33,981	34,089
Development, services, and other	422	—	422	924
Total revenues	110,979	(76,576)	34,403	35,013
Total costs and operating expenses	57,878	—	57,878	80,435
Operating income (loss)	53,101	(76,576)	(23,475)	(45,422)
Interest and other income	1,634	—	1,634	611
Income (loss) before provision for income taxes	54,735	(76,576)	(21,841)	(44,811)
Provisions for income taxes	(392)	—	(392)	(480)
Net income (loss)	$54,343	$(76,576)	$(22,233)	$(45,291)
Basic net income (loss) per share	$1.78	$(2.51)	$(0.73)	$(1.55)
Diluted net income (loss) per share	$1.73	$(2.51)	$(0.73)	$(1.55)
*The Company is presenting the ASC 606 results together with the adjustments made to reconcile the ASC 606 presentation to the results that would have been applicable under ASC 605. The ASC 605 information should be considered in addition to, not as a substitute for, nor superior to or in isolation from, the financial information prepared in accordance with ASC 606.
(1): Unaudited quarterly financial data
(2): Derived from Immersion’s annual audited consolidated financial statements and notes.

Immersion Corporation
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
GAAP net income (loss)	$(3,142)	$(12,294)	$54,343	$(45,291)

Add: Provision for income taxes	79	185	392	480

Less: Non-GAAP provision for income taxes	(35)	(71)	(213)	(268)

Add: Restructure Costs	—	1,620	—	1,620

Add: Stock-based compensation	2,420	2,029	8,686	6,102

Non-GAAP net income (loss)	$(678)	$(8,531)	$63,208	$(37,357)

Non-GAAP net income (loss) per share	$(0.02)	$(0.29)	$2.01	$(1.28)

Dilutive shares used in calculating Non-GAAP net income (loss) per share	$30,814	$29,250	$31,407	$29,179

Immersion Corporation
Revenue by Line of Business
(Unaudited)

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	FY'17	FY'18
Mobility	32%	44%	71%	39%	90%	45%	66%	45%	48%	81%

Gaming	47%	25%	17%	37%	2%	27%	15%	14%	31%	5%

Automotive	12%	22%	9%	22%	8%	27%	17%	36%	15%	13%

Medical	9%	9%	3%	2%	—%	1%	2%	5%	6%	1%

Immersion Corporation
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
GAAP operating expenses	$14,385	$19,073	$57,660	$80,238

Adjustments to non-GAAP operating expenses:

Stock-based compensation expense - S&M	(271)	(217)	(946)	(1,025)

Stock-based compensation expense - R&D	(566)	(201)	(1,948)	(981)

Stock-based compensation expense - G&A	(1,583)	(1,611)	(5,792)	(4,096)

Depreciation and amortization expense	(208)	(239)	(855)	(968)

Non-GAAP operating expense	$11,757	$16,805	$48,119	$73,168

Media Contact:
Edelman
Colleen Kuhn
(650) 762-2804
colleen.kuhn@edelman.com

Investor Contact:
The Blueshirt Group
Jennifer Jarman
+1 415.217.5866
jennifer@blueshirtgroup.com